Bioenergy Applied Technologies, Inc.

Comparative Financial Statements and accompanying Notes

As of and for the year ended December 31, 2008 and as of and for the six months Ended June 30, 2009

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Independent Auditors’ Report

To the Owners
Bioenergy Applied Technologies, Inc. Norman, Oklahoma

We have audited the accompanying balance sheets of Bioenergy Applied Technologies, Inc. (BAT) as of June 30, 2009 and December 31, 2008, and the related statements of operations, stockholders’ equity and cash flows for the six months ended June 30, 2009 and for the period from March 15, 2008 (date of formation) through December 31, 2008. These financial statements are the responsibility of BAT’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BAT as of June 30, 2009 and December 31, 2008, and the results of its operations and its cash flows for the six months ended June 30, 2009 and period from March 15, 2008 (date of formation) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/S/ Cole & Reed, P.C.

Oklahoma City, Oklahoma
September 14, 2009

Bioenergy Applied Technologies, Inc.

Balance Sheet
As of June 30, 2009 and December 31, 2008

	2009	2008
ASSETS

Current Assets
Cash and cash equivalents	1,845	1,912
Total Current Assets	1,845	1,912

Total assets	1,845	1,912

LIABILITIES

Total Current Liabilities	-	-

STOCKHOLDERS' EQUITY

Authorized:
75,000,000 common shares, par value of $0.001 per share
Issued and outstanding:

2,000 at June 30, 2009	2
2,000 at December 31, 2008		2

Additional paid in capital	1,998	1,998

Retained earnings (deficit)	(155)	(88)
Total Stockholders' Equity	1,845	1,912

Total liabilities and stockholders' equity	1,845	1,912

The accompanying notes are an integral part of these financial statements.

Bioenergy Applied Technologies, Inc.

Comparative Statement of Operations
for the period from March 15, 2008 (date of formation) through December 31, 2008 and the six month period ended June 30, 2009

	2009	2008
Revenue
Revenue	$-	$-

Operating Expenses
General and administrative expense	67	88

Total operating expenses	67	88

Net loss	$(67)	$(88)

Earnings per share - basic and diluted	$(0.034)	$(0.044)

Weighted average number of common shares
outstanding as of respective period	2,000	2,000

The accompanying notes are an integral part of these financial statements.

Bioenergy Applied Technologies, Inc.

Comparative Statements of Cash Flows
for the period from March 15, 2008 (date of formation) through December 31, 2008 and the six month period ended June 30, 2009

	2009	2008

Cash flows from operating activities:
Net Income (loss)	$(67)	$(88)

Total cash flows from operating activities	(67)	(88)

Cash flows from financing activities
Capital Contribution		2,000

Total cash flows from financing activities	-	2,000

Decrease in cash and equivalents	(67)	1,912

Cash and cash equivalents, beginning of period	1,912	-

Cash and cash equivalents, end of period	$1,845	$1,912

The accompanying notes are an integral part of these financial statements.

Bioenergy Applied Technologies, Inc.

Comparative Statements of Stockholders' Equity
for the period from March 15, 2008 (date of formation) through December 31, 2008 and the six month period ended June 30, 2009

	2008
	Common shares	Par value	Additional Paid-in Capital	Retained Earnings (Deficit)
Balance April 1	-	$-	$-	$-

Capital contribution	2,000	2	1,998

Net Loss for the year ended December 31				(88)

Balance December 31	2,000	$2	$1,998	$(88)

	2009
	Common shares	Par value	Additional Paid-in Capital	Retained Earnings (Deficit)
Balance January 1	2,000	$2	$1,998	$(88)

Net loss for the six month period ended June 31				(67)

Balance June 30, 2009	2,000	$2	$1,998	$(155)

The accompanying notes are an integral part of these financial statements.

Bioenergy Applied Technologies, Inc.

Notes to Consolidated Financial Statements
June 30, 2009 and December 31, 2008

1.	Organization and Summary of Significant Accounting Policies

a) Business activity

Bioenergy Applied Technologies, Inc. (BAT) is a technology development company that contains invention disclosures in the area of waste destruction and gasification.  BAT was formed on March 15, 2008.

b) Basis of Presentation

The accompanying financial statements and notes thereto have been prepared pursuant to generally accepted accounting principles.

c) Cash and Cash Equivalents

For the purpose of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with maturity of six months or less to be cash equivalents.

d) Estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.  Actual amounts may differ from those reported.

d) Going Concern Assumption

BAT being a development company does not have any operations to fund and therefore does not have need of cash or cash flow.  It exists under its current ownership to hold invention disclosures.  The ownership of BAT is searching for funding or a buyer of the technology to develop and commercialize some or all of its inventions.

2.	Related Party Transactions

April 4, 2008 BAT signed the Joint Technical Development and Marketing Agreement with UTEC, Inc., subsequently transferred under the Asset Purchase Agreement to UTEC Corporation, LLC.  This agreement is non-exclusive and BAT retains the right to grant the subject matter of the agreement to other parties.  There are no payments required under this agreement.  The Agreement grants to UTEC Corporation, LLC the non-exclusive use of BAT's technology.

3.	Earnings (Loss) Per Share

Basic earnings (loss) per share (“EPS”) excludes dilution and is calculated by dividing net income (loss) available to common stockholders by the weighted-average number of shares of common stock outstanding during the period.  Diluted EPS is computed in a manner similar to that of basic EPS except that the weighted-average number of common shares is increased to include the number of incremental common shares (computed using the Treasury Stock method) that would have been outstanding if all potentially dilutive common shares (such as stock options) were issued during the period.  Diluted EPS is the same as basic EPS if the effect of the incremental shares is anti-dilutive.

For the six months ended June 30, 2009 and 2008, basic and diluted earnings (loss) per share were the same, as all potentially dilutive shares were anti-dilutive.

4.  Subsequent Events

On July 31, 2009 the owners sold BAT and received 3,500,000 shares of Tree Top Industries, Inc. in exchange for all of the outstanding shares of BAT.

Bat has evaluated subsequent events through September 15, 2009, which is the date the financial statements were available to be issued.  There are no subsequent events requiring recognition in the financial statements or other subsequent events that require disclosure in the financial statements.